INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Components of Income Tax Expense
	2022	2021
Federal tax statutory rate	21.0%	21.0%
Permanent differences	(0.0)%	(0.0)%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	0%	0%

Deferred Tax Assets and Liabilities
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$265,673	$152,265

Total deferred tax asset	265,673	152,265

Valuation allowance	(265,673)	(152,265)
Net deferred tax assets	$-	$-